SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 25, 2004

                                COLUMBIA BANCORP
               (Exact Name of Registrant as Specified in Charter)

          Maryland                        0-23402                52-1545782
(State or Other Jurisdiction         (Commission File          (IRS Employer
     of Incorporation)                    Number)            Identification No.)

     7168 Columbia Gateway Drive, Columbia, Maryland               21046
         (Address of Principal Executive Offices)               (ZIP Code)

        Registrant's telephone number, including area code (410) 423-8000

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

      On June 25, 2004, Columbia Bancorp announced the issuance of $6 million of trust preferred securities. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      99.1  Press Release dated June 25, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLUMBIA BANCORP

                                       By: /s/ John A. Scaldara, Jr.
                                           ----------------------------------
                                           John A. Scaldara, Jr.

                                           President, Chief Operating Officer
                                           and Chief Financial Officer

Date:June 25, 2004


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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

99.1       Press Release dated June 25, 2004.


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